UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2009

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FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-23976 (Commission File Number)	54-1232965 (IRS Employer Identification No.)

112 West King Street Strasburg, Virginia (Address of principal executive offices)	22657 (Zip Code)

Registrant’s telephone number, including area code: (540) 465-9121

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 13, 2009, as part of the Capital Purchase Program established by the U.S. Department of the Treasury (the “Treasury”) under the Emergency Economic Stabilization Act of 2008 (“EESA”), First National Corporation (the “Company”) entered into a Letter Agreement and Securities Purchase Agreement—Standard Terms (collectively, the “Purchase Agreement”) with the Treasury, pursuant to which the Company sold (i) 13,900 shares of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A, par value $1.25 per share, having a liquidation preference of $1,000 per share (the “Preferred Stock”) and (ii) a warrant (the “Warrant”) to purchase 695.86984 shares of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series B (the “Warrant Preferred Stock”) at an exercise price of $1.25 per share, for an aggregate purchase price of $13,900,000 in cash. The Treasury immediately exercised the Warrant and, after net settlement, received 695 shares of the Company’s Warrant Preferred Stock, which has a liquidation preference amount of $1,000 per share. The Purchase Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

The Preferred Stock will qualify as Tier 1 capital and will pay cumulative dividends at a rate of 5% per annum for the first five years, and thereafter at a rate of 9% per annum. The Warrant Preferred Stock entitles its holder(s) to cumulative dividends at a rate of 9% per annum from the date of issuance. The Preferred Stock and the Warrant Preferred Stock are generally non-voting, other than on certain matters that could adversely affect the Preferred Stock or the Warrant Preferred Stock. If the dividends on the Preferred Stock or Warrant Preferred Stock have not been paid for an aggregate of six (6) quarterly dividend periods or more, whether or not consecutive, the Company's authorized number of directors will be automatically increased by two (2) and the holders of the Preferred Stock and Warrant Preferred Stock will have the right to elect those directors at the Company's next annual meeting or at a special meeting called for that purpose; these two directors will be elected annually and will serve until all accrued and unpaid dividends for all past dividend periods have been declared and paid in full. Prior to March 13, 2012, unless the Company has redeemed the Preferred Stock and Warrant Preferred Stock or the Treasury has transferred the Preferred Stock and Warrant Preferred Stock to a third party, the consent of the Treasury will be required for the Company to increase its common stock dividend or repurchase its common stock or other equity or capital securities, other than in certain circumstances specified in the Purchase Agreement. The form of certificate for the Preferred Stock is attached as Exhibit 4.1 hereto and is incorporated herein by reference. The form of certificate for the Warrant Preferred Stock is attached as Exhibit 4.3 hereto and is incorporate herein by reference.

On March 13, 2009, the Company also entered into a side letter agreement with the Treasury that amends certain provisions of the Purchase Agreement and is attached to this report as Exhibit 10.2 and incorporated herein by reference. This letter agreement confirms that, under the terms of the American Recovery and Reinvestment Act of 2009, the Preferred Stock may be redeemed at any time by the Company, using any source of funds, subject to the U.S. Treasury’s consultation with the Company’s federal regulator.

Item 3.02	Unregistered Sale of Equity Securities

The Preferred Stock, Warrant and the Warrant Preferred Stock were issued to the Treasury in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act. The Company has not engaged in general solicitation or advertising with regard to the issuance and sale of the Securities and has not offered securities to the public in connection with this issuance and sale. The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” and “Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year” is incorporated herein by reference.

Under the Articles of Amendment described in “Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year,” the Company’s ability to declare or pay dividends or to repurchase its Common Stock or other equity or capital securities will be subject to restrictions in the event that it fails to declare and pay (or set aside for payment) full dividends on the Preferred Stock or Warrant Preferred Stock.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)    As a condition to the closing of the transaction, each of Messrs. Harry S. Smith, M. Shane Bell, Dennis A. Dysart, J. Andrew Hershey and Marshall J. Beverly, Jr., the Company’s Senior Executive Officers (as defined in subsection 111 of the EESA), executed a waiver (the “Waiver”) voluntarily waiving any claim against the Treasury or the Company for any changes to such Senior Executive Officer’s compensation or benefits that are required to comply with the regulation issued by the Treasury under the Program as published in the Federal Register on October 20, 2008 and acknowledging that the regulation may require modification of the compensation, bonus, incentive and other benefit plans, arrangements and policies and agreements (including so-called “golden parachute” agreements) (collectively, “Benefit Plans”) as they relate to the period the Treasury holds any equity or debt securities of the Company acquired through the Program. Each of the Senior Executive Officers also entered into a letter agreement with the Company (the “Consent Letter”) whereby each Senior Executive Officer agreed to amend the Benefit Plans with respect to such Senior Executive Officer as may be necessary, during the period that the Treasury owns any debt or equity securities of the Company acquired pursuant to the Purchase Agreement, to comply with Section 111 of the EESA. The form of Waiver is attached as Exhibit 10.3 hereto and is incorporated herein by reference. The form of Consent Letter is attached as Exhibit 10.4 hereto and is incorporated herein by reference.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

Subsequent to amending and restating its Articles of Incorporation to authorize the issuance of preferred stock, the Company filed Articles of Amendment with the Commonwealth of Virginia State Corporation Commission on March 11, 2009 for the purpose of amending its Articles of Incorporation to fix the designations, preferences, limitations and relative rights of the Preferred Stock. The Articles of Amendment are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 8.01	Other Events

On March 13, 2009, the Registrant issued a press release reporting it has completed the issuance and sale of $13.9 million in Fixed Rate Cumulative Perpetual Preferred Stock to the U.S. Treasury Department as part of its Capital Purchase Program. A copy of the press release is being furnished as an exhibit to this report and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1

Articles of Amendment to the Company’s Articles of Incorporation, designating the terms of the Fixed Rate Cumulative Perpetual Preferred Stock, Series A and the Fixed Rate Cumulative Perpetual Preferred Stock, Series B

4.1	Form of Certificate for Fixed Rate Cumulative Perpetual Preferred Stock, Series A

4.2	Warrant to Purchase Shares of Preferred Stock, dated as of March 13, 2009

4.3	Form of Certificate for Fixed Rate Cumulative Perpetual Preferred Stock, Series B

10.1	Letter Agreement, dated as of March 13, 2009, by and between First National Corporation and the United States Department of the Treasury

10.2	Side Letter Agreement, dated as of March 13, 2009, by and between First National Corporation and the United States Department of the Treasury

10.3	Form of Waiver

10.4	Form of Consent Letter

99.1	Press Release dated March 13, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL CORPORATION
(Registrant)

Date: March 17, 2009	By:	/s/ M. Shane Bell
M. Shane Bell
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1

Articles of Amendment to the Company’s Articles of Incorporation, designating the terms of the Fixed Rate Cumulative Perpetual Preferred Stock, Series A and the Fixed Rate Cumulative Perpetual Preferred Stock, Series B

4.1	Form of Certificate for Fixed Rate Cumulative Perpetual Preferred Stock, Series A

4.2	Warrant to Purchase Shares of Preferred Stock, dated as of March 13, 2009

4.3	Form of Certificate for Fixed Rate Cumulative Perpetual Preferred Stock, Series B

10.1	Letter Agreement, dated as of March 13, 2009, by and between First National Corporation and the United States Department of the Treasury

10.2	Side Letter Agreement, dated as of March 13, 2009, by and between First National Corporation and the United States Department of the Treasury

10.3	Form of Waiver

10.4	Form of Consent Letter

99.1	Press Release dated March 13, 2009